UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2007



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                      GMACM Home Equity Loan Trust 2007-HE2
             (Exact name of registrant as specified in its charter)

          Delaware                     333-140609-02           41-1955181
----------------------------      ------------------------   -------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 832-7000
                                 ----- --------
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.        OTHER EVENTS.

         On June 28, 2007, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2007-HE2, pursuant to the Indenture, dated as of June 28, 2007, between GMACM Home Equity Loan Trust 2007-HE2, as issuer, and The Bank of New York Trust Company, N.A., as Indenture Trustee.

         GMAC Mortgage, LLC sold mortgage loans to GMACM Home Equity Loan Trust 2007-HE2 pursuant to that certain Subsequent Transfer Agreement regarding Pre-Funding, dated as of July 25, 2007.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D).     EXHIBITS.

         Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

         99.1 Subsequent Transfer Agreement (Pre-Funding), dated as of July 25, 2007, by and between GMAC Mortgage, LLC, as seller, and GMACM Home Equity Loan Trust 2007-HE2, as issuer.

         99.2     Subsequent Mortgage Loan Schedule (Pre-Funding).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:  /s/ Patricia C. Taylor
                                                 Name:    Patricia C. Taylor
                                                 Title:   Vice President



Dated:  August 15, 2007

                                  Exhibit Index


Exhibit

99.1 Subsequent Transfer Agreement (Pre-Funding), dated as of July 25, 2007, by and between GMAC Mortgage, LLC, as seller, and GMACM Home Equity Loan Trust 2007-HE2, as issuer.

99.2 Subsequent Mortgage Loan Schedule (Pre-Funding).